UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2007

SRA INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

Delaware	001-31334	54-1360804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Fair Lakes Court Fairfax, Virginia	22033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 803-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9.    FINANCIAL STATEMENTS AND EXHIBITS

Explanatory Note

As previously reported, on August 9, 2007, SRA International, Inc. (the “Company”) purchased all the outstanding equity securities of Constella Group, LLC (“Constella”), a privately-held provider of global health consulting services, headquartered in Durham, NC. This form 8-K/A is filed as an amendment to the Form 8-K filed by the Company on June 25, 2007. The purpose of this Form 8-K/A is to file the financial statements and pro forma information required by Item 9.01.

ITEM 9.01. Financial	Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The following financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference:

(i)	Report of Independent Auditors

(ii)	Consolidated Balance Sheet as of December 31, 2006

(iii)	Consolidated Statement of Income for the year ended December 31, 2006

(iv)	Consolidated Statement of Comprehensive Income for the year ended December 31, 2006

(v)	Consolidated Statement of Members’ Equity for the year ended December 31, 2006

(vi)	Consolidated Statement of Cash Flows for the year ended December 31, 2006

(vii)	Notes to Consolidated Financial Statements

(b) Pro Forma Financial Information

The following unaudited pro forma financial information is attached hereto as Exhibit 99.3 and incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of June 30, 2007

(ii)	Unaudited Pro Forma Combined Consolidated Statement of Operations for the year ended June 30, 2007

(iii)	Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

(d) Exhibits

Exhibit Number	Exhibit
23.1	Consent of Independent Auditors

99.1 (1)	Press Release dated June 20, 2007, announcing the acquisition of Constella Group, LLC.

99.2	Consolidated Financial Statements of Businesses Acquired

99.3	Unaudited Pro Forma Financial Information

(1)	Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 25, 2007 (File No. 001-31334).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.

Date: October 23, 2007	/s/ STEPHEN C. HUGHES
Stephen C. Hughes
Chief Financial Officer and Executive Vice President, Operations